UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  September 22, 2026

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3011 Townsgate Road, Suite 220

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2026, the Board of Directors (the “Board”) of LTC Properties, Inc. (the “Company”) increased the size of the Board from six to eight members and elected Pamela J. Shelley-Kessler and Clint B. Malin to fill the newly created vacancies and serve as members of the Board.

Ms. Shelley-Kessler and Mr. Malin have served as Co-Presidents & Co-Chief Executive Officers of the Company since December 2024 and will continue in these roles. Ms. Shelley-Kessler, age 60, has served as the Company’s Co-President since May 2020, and previously served as the Company’s Chief Financial Officer from 2007 through December 2024 and as the Company’s Corporate Secretary. Mr. Malin, age 54, has served as the Company’s Co-President since May 2020 and previously served as Chief Investment Officer from 2004 through April 2025.

Ms. Shelley-Kessler and Mr. Malin will serve as directors until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. Neither Ms. Shelley-Kessler nor Mr. Malin has been appointed to any committee of the Board.

Biographical information about each of Ms. Shelley-Kessler and Mr. Malin appears in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2026, and is incorporated herein by reference. There currently are no changes to the compensation arrangements of Ms. Shelley-Kessler and Mr. Malin as a result of their election to the Board.

There are no arrangements or understandings between Ms. Shelley-Kessler and any other person pursuant to which she was selected as a director, and there are no arrangements or understandings between Mr. Malin and any other person pursuant to which he was selected as a director. Neither Ms. Shelley-Kessler nor Mr. Malin has a direct or indirect material interest in any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the election of Ms. Shelley-Kessler and Mr. Malin to the Board is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release issued September 25, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: September 25, 2026	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Executive Chairman & Director